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                                                                    EXHIBIT 10.4

                         GEORGIA TRUST BANCSHARES, INC.

                             2004 STOCK OPTION PLAN

                                    ARTICLE I

                  PURPOSE, SCOPE AND ADMINISTRATION OF THE PLAN

      1.1 Purpose. The purpose of this Stock Option Plan is to promote the long-term success of Georgia Trust Bancshares, Inc., a Georgia corporation (the "Company"), and its affiliates and to encourage growth in shareholder value by providing financial incentives to selected members of its and its affiliates' employees, consultants and advisers who are in positions to make significant contributions toward that success. It is intended that the Company will, through the grant of options to purchase its common stock, attract and retain (and allow its affiliates to attract and retain) highly qualified and competent employees and motivate such employees to exert their best efforts on behalf of the Company and its affiliates.

      1.2 Definitions. Unless the context clearly indicates otherwise, for purposes of this Plan:

            (a) "Board of Directors" means the Board of Directors of the Company.

            (b) "Change in Control" shall mean a circumstance whereby one of the following events occurs during the term of this Plan:

                  (i) a notice or an application is filed with the Federal Reserve Board ("FRB") pursuant to Regulation "Y" of the FRB under the Change in Bank Control Act or the Bank Holding Company Act or with the Georgia Department of Banking and Finance pursuant to the Financial Institutions Code of Georgia for permission to acquire control of the Company; or

                  (ii) more than 25% of the Company's outstanding common stock or equivalent in voting power of any class or classes of outstanding securities of the Company entitled to vote in elections of the Board of Directors shall be acquired by any corporation or other person, or group; or

                  (iii) the Company shall become a subsidiary of another
            corporation or shall be merged or consolidated into another corporation and (a) less than a majority of the outstanding voting shares of the parent or surviving corporation after such acquisition, merger or consolidation are owned immediately after such acquisition, merger or consolidation by the owners of the voting shares of the Company immediately before such acquisition, merger or consolidation, or (b) less than a majority of the members of the Board of Directors of the corporation resulting from such

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            business combination were members of the Board of Directors at the time of the execution of the initial agreement for such merger or consolidation; or

                  (iv) substantially all of the assets of the Company shall be sold to another entity other than a sale to a wholly-owned subsidiary of the Company.

            (c)   "Code" means the Internal Revenue Code of 1986, as amended.

            (d) "Committee" means a committee of the Board of Directors, which shall be composed of two or more members appointed from time to time by the Board of Directors from among its members. If the Board of Directors does not appoint such a committee, all references in this Plan to the "Committee" shall be deemed to be references to the Board of Directors where the context so permits or requires.

            (e) "Common Stock" means the Common Stock of the Company, $1.00 par value per share, or such other class of shares or other securities to which the provisions of the Plan may be applicable by reason of the operation of
Section 3.1 hereof.

            (f) "Company" means the Company and any affiliates of the Company, including affiliates of the Company which become such after adoption of this Plan; provided, however, that for purposes of granting Incentive Stock Options, the term "Company" shall include only the Company and its subsidiaries that are corporations in which the Company directly or indirectly owns stock possessing 50% or more of the total combined voting power of all classes of stock in such corporation as provided in Code Section 424(f).

            (g) "Fair Market Value" of a share of Common Stock on a specified date means:

                  (i) if the Common Stock is then traded on a national securities exchange, the closing price on such date of a share of the Common Stock as traded on the largest securities exchange on which it is then traded; or

                  (ii) if the Common Stock is not then traded on a national securities exchange, the mean between the closing composite inter-dealer "bid" and "ask" prices for Common Stock, as quoted on the NASDAQ National Market System (A) on such date, or (B) if no "bid" and "ask" prices are quoted on such date, then on the next preceding date on which such prices were quoted; or

                  (iii) if the Common Stock is not then traded on a national securities exchange or quoted on the NASDAQ National Market System, the value determined in good faith by the Committee.

            (h) "Grant Date," as used with respect to a particular Option, means the date as of which the Option is granted by the Committee pursuant to the Plan.

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            (i)   "Grantee" means the person to whom an Option is granted by the
Committee pursuant to the Plan.

            (j) "Incentive Stock Option" means an Option, or any portion thereof, granted to an employee of the Company which qualifies as an Incentive Stock Option as described in Section 422 of the Code, unless the Committee expressly designates the Option, or such portion thereof, as a Nonqualified Stock Option.

            (k) "Nonqualified Stock Option" means any option granted under this Plan, other than an Incentive Stock Option.

            (l)   "Option" means an Option granted by the Committee pursuant to
Article II to purchase shares of Common Stock, which shall be designated at the time of grant as either an Incentive Stock Option or a Nonqualified Stock Option, as provided in Section 2.1 hereof.

            (m) "Option Agreement" means the agreement between the Company and a Grantee under which the Grantee is granted an Option pursuant to the Plan. Option Agreements need not be identical with other Option Agreements, either in form or substance, and need only conform to the terms and conditions of this Plan.

            (n) "Option Period" means, with respect to any Option granted hereunder, the period beginning on the Grant Date and ending at such time not later than the tenth anniversary of the Grant Date as the Committee in its sole discretion shall determine and during which the Option may be exercised.

            (o) "Plan" means the Georgia Trust Bancshares, Inc. 2004 Stock Option Plan as set forth herein and as amended from time to time.

      1.3   Aggregate Limitation.

            (a) The maximum number of shares of Common Stock with respect to which Options may be granted shall not exceed 15% of the number of shares outstanding following completion of the Company's initial public offering (excluding warrants), all subject to possible adjustment in accordance with
Section 3.1.

            (b) Any shares of Common Stock to be delivered by the Company upon the exercise of Options shall, at the discretion of the Board of Directors, be issued from the Company's authorized but unissued shares of Common Stock or transferred from any available Common Stock held in treasury.

            (c) The Committee may grant new Options hereunder with respect to any shares for which an Option expires or otherwise terminates prior to being exercised.

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      1.4   Administration of the Plan.

            (a) The Plan shall be administered by the Committee, which shall have the authority:

                  (i) To determine the employees, consultants and advisers of the Company to whom, and the times at which, Options shall be granted, and the number of shares of Common Stock to be subject to each such Option, taking into consideration the nature of the services rendered by the particular Grantee, the Grantee's potential contribution to the long-term success of the Company and such other factors as the Committee in its discretion may deem relevant;

                  (ii) To interpret and construe the provisions of the Plan and to establish rules and regulations relating to it;

                  (iii) To prescribe the terms and conditions of the Option
            Agreements for the grant of Options (which need not be identical for all Grantees) in accordance and consistent with the requirements of the Plan; and

                  (iv) To make all other determinations necessary or advisable to administer the Plan in a proper and effective manner.

            (b) All decisions and determinations of the Committee in the administration of the Plan and on other matters concerning the Plan or any Option shall be final, conclusive and binding on all persons, including (but not by way of limitation) the Company, the shareholders and directors of the Company, and any persons having any interest in any Options. The Committee shall be entitled to rely in reaching its decisions on the advice of counsel (who may be counsel to the Company).

      1.5   Eligibility for Awards. The Committee shall in accordance with
Article II designate from time to time the employees, consultants and advisers of the Company who are to be granted Options. In no event may a person who is not an employee of the Company be granted an Incentive Stock Option under the Plan.

      1.6 Effective Date and Duration of Plan. The Plan shall become effective on the date of its adoption by the Board of Directors; provided, that any grant of Options under the Plan prior to approval of the Plan by the shareholders of the Company is subject to such shareholder approval within 12 months of adoption of the Plan by the Board of Directors. Unless previously terminated by the Board of Directors, the Plan (but not any Options then outstanding) shall terminate on the tenth anniversary of its adoption by the Board of Directors.

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                                   ARTICLE II

                                  STOCK OPTIONS

      2.1   Grant of Options.

            (a) The Committee may from time to time, subject to the provisions of the Plan, grant Options to employees, consultants and advisers of the Company under appropriate Option Agreements to purchase shares of Common Stock up to the aggregate number of shares of Common Stock set forth in Section 1.3(a).

            (b) The Committee may designate as an Incentive Stock Option any Option (or portion thereof) granted to an employee of the Company which satisfies the requirements of Sections 2.2 and 2.3 hereof. Any portion of an Option that is not designated as an Incentive Stock Option (or otherwise does not qualify as an Incentive Stock Option) shall be a Nonqualified Stock Option. A Nonqualified Stock Option must satisfy the requirements of Section 2.2 hereof, but shall not be subject to the requirements of Section 2.3.

      2.2   Option Requirements.

            (a) An Option shall be evidenced by an Option Agreement specifying the number and class of shares of Common Stock that may be purchased upon its exercise and containing such other terms and conditions consistent with the Plan as the Committee may determine to be applicable to that Option.

            (b) No Option shall be granted under the Plan on or after the tenth anniversary of the date upon which the Plan was adopted by the Board of Directors.

            (c) An Option shall expire by its terms at the expiration of the Option Period and shall not be exercisable thereafter.

            (d) The Committee may provide in the Option Agreement for the expiration or termination of the Option prior to the expiration of the Option Period, upon the occurrence of any event specified by the Committee. Further, in accordance with the requirements of the Federal Deposit Insurance Corporation (the "FDIC"), each Option granted under the Plan must be exercised within a reasonable time after the recipient's termination of employment as an active officer or employee of the Company and the Bank, with such reasonable time period to be determined by the Committee and set forth in the applicable Option Agreement.

            (e) Options shall vest in equal annual increments over a period of not less than five years unless there shall occur a Change in Control, in which event, the Options shall become fully vested on the date of such Change in Control.

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            (f)   The option price per share of Common Stock of an Incentive
Stock Option shall not be less than the Fair Market Value of a share of Common Stock on the Grant Date. The option price per share of Common Stock of a Nonqualified Stock Option shall be such price as shall be determined by the Committee at the time any such Nonqualified Option is granted, and may be greater than, equal to, or less than the Fair Market Value of a share of Common Stock at the time such Nonqualified Option is granted.

            (g) An Option shall not be transferable other than by will or the laws of descent and distribution, except that any vested portion of Nonqualified Stock Options may be transferred if the transfer is approved in advance in writing by the Committee or Board of Directors in their sole discretion. Unless transferred with approval as provided in the preceding sentence, during the Grantee's lifetime an Option shall be exercisable only by the Grantee or, if the Grantee is disabled and the Option remains exercisable, by his or her duly appointed guardian or other legal representative. Upon the Grantee's death, but only to the extent that the Option is otherwise exercisable hereunder, an Option may be exercised by the Grantee's legal representative or by a person who receives the right to exercise the Option under the Grantee's will or by the applicable laws of descent and distribution.

            (h) Each Option Agreement shall contain an agreement that, upon demand by the Committee for such a representation, the Grantee (or any person acting on the Grantee's behalf) shall deliver to the Committee at the time of any exercise of an Option a written representation that the Common Stock to be acquired upon such exercise is to be acquired for investment and not for resale or with a view to the distribution thereof or such other representation as may be required by the Committee. Upon such demand, delivery of such representation prior to the delivery of any Common Stock issued upon exercise of an Option and prior to the expiration of the Option period shall be a condition precedent to the right of the Grantee or such other person to purchase any shares of Common Stock.

            (i) A person electing to exercise an Option shall give written notice of election to the Company in such form as the Committee may require, accompanied by payment of the full purchase price of the shares of Common Stock for which the election is made. Payment of the purchase price shall be made in cash or in such other form as the Committee may specify in the applicable Option Agreement.

            (j) Each Option Agreement shall contain a provision allowing the Company's primary federal regulator to direct the Company to require any holder of an Option to exercise or forfeit such Option if the Company's capital falls below the minimum regulatory requirements, as determined by the Company's state or federal primary regulator.

      2.3   Incentive Stock Option Requirements.

            (a) An Option granted to an employee of the Company and designated by the Committee as an Incentive Stock Option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code and shall satisfy, in addition to the conditions of Section 2.2 above, the conditions set forth in this Section 2.3.

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            (b)   An Incentive Stock Option shall not be granted to an
individual who on the Grant Date owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price per share of Common Stock will not be less than 110% of the Fair Market Value thereof on the Grant Date and the Option Period does not extend beyond five years from the Grant Date.

            (c) The aggregate Fair Market Value, determined on the Grant Date, of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year (under the Plan or any other plan of the Company or any parent or subsidiary thereof) shall not exceed $100,000.

                                   ARTICLE III

                               GENERAL PROVISIONS

      3.1   Adjustment Provisions.

            (a)   In the event of:

                  (i)   payment of a stock dividend in respect of Common Stock;
                        or

                  (ii) any recapitalization, reclassification, split-up or consolidation of or other change in the Common Stock; or

                  (iii) any exchange of the outstanding shares of Common Stock in connection with a merger, consolidation or other reorganization of or involving the Company or a sale by the Company of all or a portion of its assets, for a different number or class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other corporation;

then the Committee shall appropriately adjust the number and class of shares or other securities which shall be subject to Options and the purchase price per share which must be paid thereafter upon exercise of any Option. Any such adjustments made by the Committee shall be final, conclusive and binding upon all persons, including (but not by way of limitation) the Company, the shareholders and directors of the Company, and any persons having any interest in any Options which may be granted under the Plan.

            (b) Except as provided above in subparagraph (a) of this paragraph 3.1, issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect the Options.

      3.2 Additional Conditions. Any shares of Common Stock issued or transferred under any provision of the Plan may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee or the Company may impose, and may require as a condition to exercise of the Option that the Grantee (or any

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person acting on the Grantee's behalf) enter into any agreement or execute any acknowledgment that the Committee shall deem necessary to ensure that the shares of Common Stock acquired pursuant to the Option will be subject to any shareholders agreement as may be in effect at the time such Option is exercised.

      3.3 No Rights as Shareholder or to Employment. No Grantee or any other person authorized to purchase Common Stock upon exercise of an Option shall have any interest in or shareholder rights with respect to any shares of the Common Stock which are subject to any Option until certificates evidencing the shares have been issued and delivered to the Grantee or any such person upon the exercise of the Option. Furthermore, an Option shall not confer upon any Grantee any rights to employment or any other relationship with the Company, including without limitation any right to continue in the employ of the Company, nor affect the right of the Company to terminate the employment or other relationship of the Grantee with the Company at any time with or without cause.

      3.4 Legal Restrictions. If in the opinion of legal counsel for the Company the issuance or sale of any shares of Common Stock pursuant to the exercise of an Option would not be lawful for any reason, including (but not by way of limitation) the inability or failure of the Company to obtain from any governmental authority or regulatory body the authority deemed necessary by such counsel for such issuance or sale, the Company shall not be obligated to issue or sell any Common Stock pursuant to the exercise of an Option to a Grantee or any other authorized person unless the Company receives evidence satisfactory to its legal counsel that the issuance and sale of the shares would not constitute a violation of any applicable securities laws. The Company shall in no event be obligated to take any action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such shares to any Grantee or other authorized person.

      3.5 Rights Unaffected. The existence of the Options shall not affect: the right or power of the Company and its shareholders to make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; any issuance of bonds, debentures, preferred or prior preference stocks affecting the Common Stock or the rights thereof; the dissolution or liquidation of the Company, or sale or transfer of any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

      3.6 Withholding Taxes. As a condition to exercise of an Option, the Company may in its sole discretion withhold or require the Grantee to pay or reimburse the Company for any taxes which the Company determines are required to be withheld in connection with the grant or any exercise of an Option.

      3.7 Choice of Law. The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Georgia. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Georgia,

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without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought or maintained.

      3.8 Amendment, Suspension and Termination of Plan. The Plan may from time to time be terminated, suspended or amended by the Board of Directors in such respects as it may deem advisable, including any such amendment effected
(i) so that the Incentive Stock Options granted hereunder shall be "incentive stock options" as such term is defined in Section 422 of the Code, or (ii) to conform to any change in any law or regulation governing the Plan, or the Options granted hereunder; provided, however, that no such amendment shall change the following unless approved by the shareholders of the Company within 12 months following the date such amendment is adopted:

            (a) The maximum aggregate number of shares for which Options may be granted under the Plan, except as required under any adjustment pursuant to
Section 3.1 hereof; or

            (b) The requirements as to eligibility for participation in the Plan in any material respect.

      3.9 Headings. The headings in this Plan are for convenience only and are not to be used in interpreting the meaning or effect of any provisions hereof.

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